                     SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C.  20549







                               ---------------





                                  FORM 8-K



                               CURRENT REPORT



                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934





Date of Report:  May 29, 1997









                  Source One Mortgage Services Corporation
           (Exact name of registrant as specified in its charter)





        Delaware                        1-12898                38-2011419
        --------                        -------                ----------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
    of incorporation)                                       Identification No.)



 27555 Farmington Road                                          48334-3357
Farmington Hills, Michigan                                      ----------
--------------------------                                      (Zip Code)
(Address of principal
   executive offices)

Registrant's telephone number, including area code:  (248) 488-7000



Total Pages:  7

Item 5.  Other Events
         ------------

        None applicable.





Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

        See attached Distribution Reports as of May 25, 1997 for Series 1987-2, Distribution Reports as of June 1, 1997 for Series 1988-1 and 1988-2 and Distribution Reports as of May 20, 1997 for Series 1990-1.






                                  Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 SOURCE ONE MORTGAGE SERVICES CORPORATION
                                               (Registrant)









Date:  May 29, 1997
                                  By:  /s/ Larry N. Ciofu
                                     -------------------------------------

                                        Larry N. Ciofu
                                        Vice President

                     FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1987-2

            Distribution Date Statement for    May  25, 1997

                                                                             Interest                  Principal
        COUPON        Principal      Number of     Interest     Interest    Payable Per  Principal     Payable Per
Class    RATE        Outstanding   Certificates    Accrued      Payable     $1,000 CTF    Payable      $1,000 CTF
----- ---------    --------------  ------------  -----------  ------------- -----------  ---------   ----------------
 2-A    0.0000%    $         0.00      45,100    $      0.00  $       0.00  $  0.000000              $   0.000000

 2-B    7.0000%    $         0.00      18,000    $      0.00  $       0.00  $  0.000000              $   0.000000

 2-C    7.0000%    $         0.00      19,700    $      0.00  $       0.00  $  0.000000              $   0.000000

 2-D    9.5500%    $         0.00         124    $      0.00  $       0.00  $  0.000000  $      0.00 -

 2-E    9.9500%    $12,492,642.10       5,200    $103,584.82  $ 103,584.82  $ 19.920158  $189,511.98 $  36.444612
                   --------------  ------------ ------------  -------------              -----------
                   $12,492,642.10      88,124    $103,584.82  $ 103,584.82               $189,511.98


                                               Principal       Per $1,000
                                               Balance After   CTF After
Class                                          May 25, 1997    May  25, 1997
-----                                          -------------   -------------
 2-A                                                           $    0.000000

 2-B                                                           $    0.000000

 2-C                                                           $    0.000000

 2-D                                           $         0.00  $    0.000000

 2-E                                           $12,303,130.12  $2,365.986562
                                               --------------
                                               $12,303,130.12

Ending Aggregate Agency MBS Balance:           $12,322,921.24


Accrual Distribution Amount:                            $0.00
Aggregate Cash Flow Value Decline:                $189,511.98



Agency MBS Collections :
         Interest                                $104,270.30
         Principal                               $189,511.98
Investment Income                                $    372.25

                                                 -----------
TOTAL AVAILABLE                                  $294,154.53

Due to Certificateholders                        $293,096.80

                                                 -----------
Available for Expenses and Residual Payments     $  1,057.73                            THE FIRST NATIONAL BANK OF CHICAGO,
                                                                                        as Trustee
Expenses Payable                                    ($303.84)                           Corporate Trust Division
                                                                                        Suite 0126
                                                 -----------                            One First National Plaza
Net Balance                                      $    753.89                            Chicago, Illinois  60670
                                                 ===========                            (312)407-4660


Due to Residual Holders                          $    753.89 ** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT
                                                                OPTION.

Amount Payable Per Individual
Residual Certificate (5% Denomination):          $   37.6945

                     FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1988-1

              Distribution Date Statement for     June  1, 1997

        COUPON     Principal     Number of      Interest       Interest
Class    RATE     Outstanding   Certificates    Accrued        Payable
----- --------- --------------  ------------  -----------   -----------
  A    0.0000%  $         0.00        38,510  $      0.00   $      0.00

  B    8.0000%  $         0.00        51,050  $      0.00   $      0.00

  Z    9.9000%  $12,789,850.34        10,440  $105,516.27   $105,516.27
                --------------  ------------  -----------   -----------
                $12,789,850.34       100,000  $105,516.27   $105,516.27



                                                                                  Principal Balance
                        Interest                   Principal         Principal    Per $1,000
                        Payable Per    Principal   Payable Per     Balance After  CTF After
Class                   $1,000 CTF     Payable*    $1,000 CTF   June  1, 1997     June  1, 1997
-----                   ----------  -------------  -----------  ----------------  -----------------
  A                     $ 0.000000  $       0.00   $ 0.000000   $          0.00   $        0.000000

  B                     $ 0.000000  $       0.00   $ 0.000000   $          0.00   $        0.000000

  Z                     $10.106922  $ 120,753.66   $11.566443   $ 12,669,096.68   $    1,213.515008
                                    ------------                ---------------
                                    $ 120,753.66                $ 12,669,096.68


          Ending Aggregate Agency MBS Balance:                  $ 12,669,364.21


          Accrual Distribution Amount:                                    $0.00
          Aggregate Cash Flow Value Decline:                        $120,753.66
                                                                ---------------
          *Aggregate Amount of Principal Distributable:             $120,753.66


Agency MBS Collections :
         Interest                             $    106,584.32
         Principal                            $    120,753.66
Investment Income                             $        643.49
                                              ---------------
TOTAL AVAILABLE                               $    227,981.47

Due to Certificateholders                        ($226,269.93)
                                              ---------------
Available for Expenses and Residual Payments  $      1,711.54

Expenses Payable                                     ($312.20)

                                              ---------------                                  THE FIRST NATIONAL BANK OF CHICAGO,
Net Balance                                   $      1,399.34                                  as Trustee
                                              ===============                                  Corporate Trust Division
                                                                                               Suite 0126
Due to Residual Holders                       $      1,399.34                                  One First National Plaza
                                                                                               Chicago, Illinois  60670
Amount Payable Per Individual                                                                  (312)407-4660
Residual Certificate (5% Denomination):       $       69.9670 *

                      FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-2
              Distribution Date Statement for      June  1, 1997

                                                                        Interest                     Principal
        COUPON    Principal     Number of       Interest    Interest    Payable Per     Principal    Payable Per
Class    RATE     Outstanding   Certificates    Accrued     Payable     $1,000 CTF      Payable*     $1,000 CTF
----- --------  --------------  ------------  -----------   ----------- --------------- -----------  -------------
 2-A   0.0000%  $         0.00        39,750  $      0.00   $      0.00 $    0.000000   $      0.00  $    0.000000

 2-B   7.0000%  $         0.00        24,540  $      0.00   $      0.00 $    0.000000   $      0.00  $    0.000000

 2-C   7.0000%  $         0.00        10,930  $      0.00   $      0.00 $    0.000000   $      0.00  $    0.000000

 2-D   7.0000%  $         0.00        14,580  $      0.00   $      0.00 $    0.000000   $      0.00  $    0.000000

 2-Z   9.4000%  $15,794,227.72        10,200  $123,721.45   $123,721.45 $   12.129554   $409,246.08  $   40.122165
                --------------  ------------  -----------   -----------                 -----------
                $15,794,227.72       100,000  $123,721.45   $123,721.45                 $409,246.08

                                                                                 Principal Balance
                                                                 Principal       Per $1,000
                                                                 Balance After   CTF After
Class                                                            June  1, 1997   June  1, 1997
-----                                                            -------------   -----------------
 2-A                                                             $         0.00  $        0.000000
                                                                 $         0.00  $        0.000000
 2-B
                                                                 $         0.00  $        0.000000
 2-C
                                                                 $         0.00  $        0.000000
 2-D
                                                                 $15,384,981.64  $    1,508.331533
 2-Z                                                             --------------
                                                                 $15,384,981.64

        Ending Aggregate Agency MBS Balance:                     $15,384,996.39


           Accrual Distribution Amount:                             $      0.00
           Aggregate Cash Flow Value Decline:                       $409,246.08
                                                                    -----------
           *Aggregate Amount of Principal Distributable:            $409,246.08

           Principal Allocation:     Class 2-A:                          0.0000%
                                     Class 2-D:                          0.0000%





Agency MBS Collections:
         Interest                         $125,037.73
         Principal                        $409,246.08
Investment Income                         $    997.38
                                          -----------
TOTAL AVAILABLE                           $535,281.19

Due to Certificateholders                ($532,967.53)
                                         ------------
Available for Expenses and Residual
Payments                                  $  2,313.66

Expenses Payable                             ($366.07)
                                                                                             THE FIRST NATIONAL BANK OF CHICAGO,
Net Balance                               $  1,947.59                                        as Trustee
                                         ============                                        Corporate Trust Division
                                                                                             Suite 0126
                                                                                             One First National Plaza
Due to Residual Holders                   $  1,947.59                                        Chicago, Illinois  60670
                                                                                             (312)407-4660

Amount Payable Per Individual
Residual Certificate (5% Denomination):   $   97.3795

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

                Distribution Date Statement for   May  20, 1997

                     UPPER TIER REMIC REGULAR CERTIFICATES


                                                                               Interest                       Principal
        COUPON      Principal      Number of    Interest      Interest        Payable Per      Principal     Payable Per
Class    RATE      Outstanding    Cert.         Accrued       Payable         $1,000 CTF        Payable*      $1,000 CTF
----- ---------- ---------------- ----------- ------------ --------------  ----------------- --------------  ----------------
 1-A     8.5000%           $0.00      15,250        $0.00          $0.00          $0.000000          $0.00     $0.000000

 1-B     9.0000%           $0.00      10,500        $0.00          $0.00          $0.000000          $0.00     $0.000000

 1-C     9.0000%           $0.00       6,500        $0.00          $0.00          $0.000000          $0.00     $0.000000

 1-D     9.0000%           $0.00      16,500        $0.00          $0.00          $0.000000          $0.00     $0.000000

 1-E     9.0000%  $10,911,054.89      12,000   $81,832.91     $81,832.91          $6.819409    $358,794.51    $29.899543

 1-F     0.0000%           $0.00      18,500        $0.00          $0.00          $0.000000          $0.00     $0.000000

 1-G     0.0000%           $0.00      12,450        $0.00          $0.00          $0.000000          $0.00     $0.000000

 1-H     0.0000%           $0.00       4,850        $0.00          $0.00          $0.000000          $0.00     $0.000000

 1-I   259.5000%      $21,822.11         152    $4,719.03      $4,719.03         $31.046250        $717.59     $4.720987
                 ---------------- ----------- ------------ --------------                    --------------
                  $10,932,877.00      96,702   $86,551.94     $86,551.94                       $359,512.10


                                                            Principal Balance
                                    Principal               Per $1,000
                                   Balance After            CTF After
Class                            May  20, 1997              May  20, 1997
-----                            ----------------          --------------------
 1-A                                        $0.00               $0.000000

 1-B                                        $0.00               $0.000000

 1-C                                        $0.00               $0.000000

 1-D                                        $0.00               $0.000000

 1-E                               $10,552,260.38             $879.355032

 1-F                                        $0.00               $0.000000

 1-G                                        $0.00               $0.000000

 1-H                                        $0.00               $0.000000

 1-I                                   $21,104.52             $138.845526
                                  ---------------
                                   $10,573,364.90


                     UPPER TIER REMIC REGULAR CERTIFICATES


                                                                          Interest                       Principal
       COUPON      Principal    Number of    Interest     Interest        Payable Per      Principal     Payable Per
        RATE      Outstanding     Cert.      Accrued      Payable         $1,000 CTF        Payable*      $1,000 CTF
      ---------  -------------  --------- ------------   -----------  ----------------- --------------  ------------
 1-R    0.0000%     $0.00         3,298        $7.95        $7.95          $0.002411          $0.00       $0.000000



                            Principal Balance
         Principal          Per $1,000
       Balance After        CTF After
       May  20, 1997        May  20, 1997
      -----------------    ------------------
 1-R      $0.00              $0.000000



                       LOWER TIER REMIC REGULAR INTERESTS

                                                                              Principal
        COUPON      Principal      Number of    Interest     Principal       Balance After
Class    RATE      Outstanding    Certificates  Accrued       Payable*       May  20, 1997
----- ---------- ---------------- ----------- ------------ --------------  -----------------
1-AS     9.5000%           $0.00      15,311        $0.00          $0.00              $0.00

1-BS     9.5000%           $0.00      10,521        $0.00          $0.00              $0.00

1-CS     9.5000%           $0.00       6,513        $0.00          $0.00              $0.00

1-DS     9.5000%           $0.00      16,533        $0.00          $0.00              $0.00

1-ES     9.5000%  $11,441,006.51      12,024   $90,574.63    $359,512.10     $11,081,494.41

1-FS     9.5000%           $0.00      30,950        $0.00          $0.00              $0.00

1-HS     9.5000%           $0.00       8,148        $0.00          $0.00              $0.00

                 ---------------- ----------- ------------ --------------  -----------------
                  $11,441,006.51     100,000   $90,574.63    $359,512.10     $11,081,494.41

                     FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1990-1
                DISTRIBUTION DATE STATEMENT FOR May  20, 1997

                                                                Beginning Aggregate Agency MBS Balance :      $100,001,006.61
Agency MBS Collections :                                        Ending Aggregate Agency MBS Balance :         $ 10,574,371.33
         Interest                          $ 86,559.89
         Principal                         $359,512.10
Investment Income                          $    213.89          Aggregate Cash Flow Value Decline:            $    359,512.10
                                           -----------                                                        ----------------
Lower Tier REMIC Collection Account        $446,285.88          *Aggregate Amount of Principal Distributable: $    359,512.10
                                           -----------
Upper Tier REMIC Collection Account        $446,285.88

Aggregate Prin Payable to Holders of                            Principal Allocation:
Upper Tier REMIC Regular Certificate      ($359,512.10)

Aggregate Interest Payable to Holders of                       Aggregate Amount of Principal
Upper Tier REMIC Regular Certificates      ($86,551.94)        Distributable to Classes 1-D and 1-I:

Expenses Payable                            $     0.00
                                                               Class 1-E:                                    2.98995425%
                                                               Class 1-I:                                    0.47209868%

REMIC Taxes Payable                         $     0.00         Aggregate Amount of Principal
                                                               Distributable to Classes 1-G,1-H and 1-R :
Interest Payable to Class 1-R Certificate       ($7.95)
                                                               Class 1-R:                                    0.00000000%


Principal Payable to Class 1-R Certificate  $     0.00

Due to Class 1-RS Certificate                 ($213.89)
                                            ----------         THE FIRST NATIONAL BANK OF CHICAGO,
Net Balance                                 $     0.00         as Trustee
                                            ==========         Corporate Trust Division
                                                               Suite 0126
                                                               One First National Plaza
                                                               Chicago, Illinois  60670
                                                               (312)407-4660